Exhibit 99.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM.

THIS NOTE AND THE OBLIGATIONS AND INDEBTEDNESS EVIDENCED HEREBY MAY FROM TIME TO TIME BE SUBORDINATED TO THE SENIOR DEBT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT THIS NOTE AND THE OBLIGATIONS AND INDEBTEDNESS EVIDENCED HEREBY SHALL BE SUBORDINATED IN ACCORDANCE WITH THE PROVISIONS OF ANY SUBORDINATION AGREEMENT, AND THE HOLDER ACCEPTS AND AGREES TO BE BOUND BY ANY SUCH SUBORDINATION AGREEMENT.

July 19, 2017

AMENDED AND RESTATED PROMISSORY NOTE

FOR VALUE RECEIVED TSS, INC., INNOVATIVE POWER SYSTEMS, INC., VTC, L.L.C., VORTECH, L.L.C., TOTAL SITE SOLUTIONS AZ, LLC and ALLETAG BUILDERS, INC., jointly and severally (the “Borrower”), promise to pay to MHW SPV II, LLC (the “Lender”), the principal sum of up to Nine Hundred Forty-Five Thousand Dollars ($945,000), or so much thereof as may be outstanding under the MHW Loan (defined in the Loan Agreement (defined herein)) pursuant to the terms and conditions of the Loan Agreement (such amount, including any amounts evidenced by the PIK Notes (as defined below), the “Principal Sum”), together with interest thereon at the rate or rates hereinafter provided, in accordance with the terms set forth herein.

Capitalized terms not otherwise defined herein (including terms set forth in the header hereto) shall have the meanings set forth in the Loan Agreement.

Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest (“Interest”) at the fixed rate of twelve percent (12%) per annum (the “Interest Rate”), payable as follows:

(a)          The Borrower shall pay cash interest (the “Basic Interest”) on the unpaid Principal Sum at the fixed rate of six percent (6%) per annum, monthly in arrears on the first day of each month (each, an “Interest Payment Date”) and on the Maturity Date.

(b)          The Borrower shall pay interest (“PIK Interest”) on the unpaid Principal Sum at the fixed rate of six percent (6%) per annum by delivery to the Holder, upon written request by the Lender, by a date no later than each Interest Payment Date or such other date as the Lender shall specify, of an additional promissory note (each, a “PIK Note”) having an aggregate principal amount equal to the accrued but unpaid PIK Interest on this Note (and the amount of accrued but unpaid PIK Interest on any previously undelivered PIK Notes) and otherwise having substantially identical terms to this Note (including, without limitation, with respect to the Interest Rate). Interest on each PIK Note shall accrue from the Interest Payment Date in respect of which such additional PIK Note was issued until repayment of the principal and payment of all accrued interest in full. If for any reason one or more PIK Notes shall not be delivered in accordance herewith, Interest shall accrue on this Note such that the aggregate Interest due and payable on the Maturity Date and on each Interest Payment Date would be the same as if all PIK Notes not issued had been issued, and the principal payable on the Maturity Date with respect to this Note shall be an amount equal to the sum of the principal outstanding hereunder and the aggregate principal which would be outstanding if the PIK Notes not issued had been issued.

All interest payable under the terms of this Amended and Restated Promissory Note (as amended, restated, supplemented, replaced or otherwise modified from time to time, this “Note”) shall be calculated on the basis of a 365-day year and the actual number of days elapsed.

Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Maturity Date.

All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds at such places as the Lender may from time to time designate in writing to the Borrower.

Except for any applicable Prepayment Fee, the Borrower may prepay the Principal Sum in whole or in part at any time without premium or penalty.

In the event that Borrower makes an optional prepayment of any of the Principal Sum prior to the third anniversary of the Closing Date, the Borrowers shall pay a fee (the “Prepayment Fee”) equal to the following amount at the following times:

Period:	Prepayment Fee:

Closing Date through and including the first anniversary of the Closing Date	Four percent (4%) of the amount prepaid

The day following the first anniversary of the Closing Date through and including the second anniversary of the Closing Date	Two percent (2%) of the amount prepaid

The day following the second anniversary of the Closing Date through and including the third anniversary of the Closing Date	One percent (1%) of the amount prepaid

This Note is one of the “Notes” described in that certain Loan Agreement of even date herewith by and among the Borrower and the Lender (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Loan Agreement”). The Borrower agrees that the Lender, with respect to this Note, shall have the benefit of the provisions of the Loan Agreement that apply to the Loan Documents.

Upon the occurrence of any Event of Default, at the option of the Lender, all amounts payable by the Borrower to the Lender under the terms of this Note shall immediately become due and payable by the Borrower to the Lender by written demand from Lender to Borrower and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note and all applicable Laws.

This Note is secured by, among other things, Liens on and security interests in certain property of Borrower that have been granted to the Lender pursuant to the Loan Documents. Reference is hereby made to the Loan Documents for a description of the collateral securing this Note, the terms and conditions upon which such liens and security interests were granted and the rights of the holder of this Note in respect thereof.

The Borrower acknowledges and agrees that this Note shall be governed by the Laws of the State of Maryland.

THE BORROWER AND THE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS NOTE AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE BY THE BORROWER AND THE LENDER, AND EACH HEREBY REPRESENTS TO THE OTHER THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF THE BORROWER AND THE LENDER HEREBY FURTHER REPRESENT TO THE OTHER THAT IT HAS HAD THE OPPORTUNITY TO BE REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

This Note amends and restates that certain Promissory Note dated as of February 2, 2015 (as amended, restated, replaced, supplemented or otherwise modified prior to the date hereof, the “Original Note”) delivered by the Borrower to the Lender in its entirety. While this Note amends, restates and supersedes the Original Note, this Note is not given in payment or satisfaction of the Original Note (which has been amended and restated into the terms herein) and does not extinguish the indebtedness represented thereby, but rather the indebtedness represented thereby is now evidenced by the terms of this Note. This Note is not a novation.

[Signatures Follow on Next Page]

SIGNATURE PAGE TO AMENDED AND RESTATED PROMISSORY NOTE

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized representative as of the date first written above.

BORROWER:

TSS, INC.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Chief Executive Officer and President

INNOVATIVE POWER SYSTEMS, INC.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: President

VTC, L.L.C.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Chief Executive Officer

VORTECH, L.L.C.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Chairman

TOTAL SITE SOLUTIONS AZ, LLC

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Manager

ALLETAG BUILDERS, INC.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: President